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                       BROOKDALE LIVING COMMUNITIES, INC.

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee



                                   ----------


                                    INDENTURE

                            Dated as of May 14, 1999



                     Providing for Issuance of Subordinated
                            Debt Securities in Series



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



                       BROOKDALE LIVING COMMUNITIES, INC.

                  Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                  Indenture Section

(S) 310(a)(1)     ..........................................................609
         (a)(2)   ..........................................................609
         (a)(3)   ...............................................Not Applicable
         (a)(4)   ...............................................Not Applicable
         (b)      .....................................................608, 610
(S) 311(a)        ..........................................................613
         (b)      ..........................................................613
(S) 312(a)        ..................................................701, 702(a)
            (b)   .......................................................702(b)
         (c)      .......................................................702(c)
(S) 313(a)        .......................................................703(a)
         (b)      .......................................................703(a)
         (c)      .......................................................703(a)
         (d)      .......................................................703(b)
(S) 314(a)        ..........................................................704
         (a)(4)   .........................................................1008
         (b)      ...............................................Not Applicable
         (c)(1)   ..........................................................102
         (c)(2)   ..........................................................102
         (c)(3)   ...............................................Not Applicable
         (d)      ...............................................Not Applicable
         (e)      ..........................................................102
(S) 315(a)        ..........................................................601
         (b)      ..........................................................602
         (c)      ..........................................................601
         (d)      ..........................................................601
         (e)      ..........................................................514


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



(S) 316(a) (last sentence)  ................................101 ("Outstanding")
         (a)(1)(A).....................................................502, 512
         (a)(1)(B)..........................................................513
         (a)(2)   ...............................................Not Applicable
         (b)      ..........................................................508
         (c)      .......................................................104(c)
(S) 317(a)(1)     ..........................................................503
         (a)(2)   ..........................................................504
         (b)      .........................................................1003
(S) 318(a)        ..........................................................107


NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE ONE

         Definitions and Other Provisions of General Application..............1
         Section 101.      Definitions........................................1
         Section 102.      Compliance Certificates and Opinions...............9
         Section 103.      Form of Documents Delivered to Trustee.............9
         Section 104.      Acts of Holders; Record Dates.....................10
         Section 105.      Notices, Etc., to Trustee and Company.............11
         Section 106.      Notice to Holders; Waiver.........................11
         Section 107.      Conflict with Trust Indenture Act.................12
         Section 108.      Effect of Headings and Table of Contents..........12
         Section 109.      Successors and Assigns............................12
         Section 110.      Separability Clause...............................12
         Section 111.      Benefits of Indenture.............................12
         Section 112.      Governing Law.....................................12
         Section 113.      Legal Holidays....................................13

ARTICLE TWO

         Security Forms......................................................13
         Section 201.      Forms Generally...................................13
         Section 202.      Form of Face of Security..........................13
         Section 203.      Form of Reverse of Security.......................15
         Section 204.      Additional Provisions Required in
                           Book-Entry Security...............................26
         Section 205.      Form of Trustee's Certificate of Authentication...26

ARTICLE THREE

         The Securities.......................................................26
         Section 301.      Amount Unlimited; Issuable in Series...............26
         Section 302.      Denominations......................................29
         Section 303.      Execution, Authentication, Delivery and Dating.....29
         Section 304.      Temporary Securities...............................31
         Section 305.      Registration, Registration of Transfer and
                           Exchange; Restrictions on Transfer.................32
         Section 306.      Mutilated, Destroyed, Lost and
                           Stolen Securities..................................38
         Section 307.      Payment of Interest; Interest
                           Rights Preserved...................................39
         Section 308.      Persons Deemed Owners..............................41
         Section 309.      Cancellation.......................................41
         Section 310.      Computation of Interest............................42


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



         Section 311.      CUSIP Numbers......................................42

ARTICLE FOUR

         Satisfaction and Discharge...........................................42
         Section 401.      Satisfaction and Discharge of Indenture............42
         Section 402.      Application of Trust Money.........................43

ARTICLE FIVE

         Events of Default and Remedies.......................................44
         Section 501.      Events of Default..................................44
         Section 502.      Acceleration of Maturity; Rescission
                           and Annulment......................................45
         Section 503.      Collection of Indebtedness and Suits for
                           Enforcement by Trustee.............................46
         Section 504.      Trustee May File Proofs of Claim...................47
         Section 505.      Trustee May Enforce Claims Without
                           Possession of Securities...........................47
         Section 506.      Application of Money Collected.....................47
         Section 507.      Limitation on Suits................................48
         Section 508.      Unconditional Right of Holders to Receive
                           Principal, Premium and Interest....................49
         Section 509.      Restoration of Rights and Remedies.................49
         Section 510.      Rights and Remedies Cumulative.....................49
         Section 511.      Delay or Omission Not Waiver.......................49
         Section 512.      Control by Holders.................................49
         Section 513.      Waiver of Past Defaults............................50
         Section 514.      Undertaking for Costs..............................50

ARTICLE SIX

         The Trustee..........................................................51
         Section 601.      Certain Duties and Responsibilities................51
         Section 602.      Notice of Defaults.................................51
         Section 603.      Certain Rights of Trustee..........................51
         Section 604.      Not Responsible for Recitals or
                           Issuance of Securities.............................53
         Section 605.      May Hold Securities and Serve as Trustee
                           Under Other Indentures.............................53
         Section 606.      Money Held in Trust................................54
         Section 607.      Compensation and Reimbursement.....................54
         Section 608.      Disqualification; Conflicting Interests............55
         Section 609.      Corporate Trustee Required; Eligibility............55
         Section 610.      Resignation and Removal; Appointment
                           of Successor.......................................55
         Section 611.      Acceptance of Appointment by Successor.............57
         Section 612.      Merger, Conversion, Consolidation
                           or Succession to Business..........................58
         Section 613.      Preferential Collection of Claims
                           Against Company....................................58
         Section 614.      Investment of Certain Payments
                           Held by the Trustee................................58

         Section 615.      Appointment of Authenticating Agent................59

ARTICLE SEVEN

         Holders' Lists and Reports by Trustee and Company....................60
         Section 701.      Company to Furnish Trustee Names
                           and Addresses of Holders...........................60
         Section 702.      Preservation of Information; Communications
                           to Holders.........................................61
         Section 703.      Reports by Trustee.................................61
         Section 704.      Reports by Company.................................61

ARTICLE EIGHT

         Consolidation, Merger, Conveyance, Transfer or Lease.................62
         Section 801.      Company May Consolidate, Etc., Only on
                           Certain Terms......................................62
         Section 802.      Successor Substituted..............................62
         Section 803.      Officers' Certificate and Opinion of Counsel.......63

ARTICLE NINE

         Supplemental Indentures..............................................63
         Section 901.      Supplemental Indentures Without
                           Consent of Holders.................................63
         Section 902.      Supplemental Indentures with
                           Consent of Holders.................................64
         Section 903.      Execution of Supplemental Indentures...............65
         Section 904.      Effect of Supplemental Indentures..................65
         Section 905.      Conformity with Trust Indenture Act................66
         Section 906.      Reference in Securities to
                           Supplemental Indentures............................66

ARTICLE TEN

         Covenants............................................................66
         Section 1001.     Payment of Principal, Premium
                           and Interest.......................................66
         Section 1002.     Maintenance of Office or Agency....................66
         Section 1003.     Money for Securities Payments to Be
                           Held in Trust......................................67
         Section 1004.     Payment of Taxes and Other Claims..................68
         Section 1005.     Maintenance of Properties..........................68
         Section 1006.     Corporate Existence................................68
         Section 1007.     Waiver of Certain Covenants........................68
         Section 1008.     Compliance Certificate.............................68
         Section 1009.     Insurance..........................................69
ARTICLE ELEVEN

         Redemption of Securities.............................................70
         Section 1101.     Applicability of Article...........................70
         Section 1102.     Election to Redeem: Notice to Trust................70

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


         Section 1103.     Selection by Trustee of Securities to
                           Be Redeemed........................................70
         Section 1104.     Notice of Redemption...............................71
         Section 1105.     Deposit of Redemption Price........................72
         Section 1106.     Securities Payable on Redemption Date..............72
         Section 1107.     Securities Redeemed in Part........................72

ARTICLE TWELVE

         Sinking Funds........................................................73
         Section 1201.     Applicability of Article...........................73
         Section 1202.     Satisfaction of Sinking Fund
                           Payments with Securities...........................73
         Section 1203.     Redemption of Securities for Sinking Fund..........73

ARTICLE THIRTEEN

         Subordination of Securities..........................................74
         Section 1301.     Securities Subordinate to Senior Debt..............74
         Section 1302.     Payment Over of Proceeds Upon Dissolution, Etc.....74
         Section 1303.     Acceleration; Senior Debt in Default...............75
         Section 1304.     Payment Permitted If No Default....................76
         Section 1305.     Subrogation to Rights of Holders of
                           Senior Debt........................................77
         Section 1306.     Provisions Solely to Define Relative Rights........77
         Section 1307.     Trustee to Effectuate Subordination................77
         Section 1308.     No Waiver of Subordination Provisions..............78
         Section 1309.     Notice to Trustee..................................78
         Section 1310.     Reliance on Judicial Order or Certificate
                           of Liquidating Agent...............................79
         Section 1311.     Trustee Not Fiduciary for Holders of
                           Senior Debt........................................79
         Section 1312.     Rights of Trustee as Holder of Senior Debt;
                           Preservation of Trustee's Rights...................79
         Section 1313.     Article Applicable to Paying Agents................79
         Section 1314.     Defeasance of this Article Thirteen................80

ARTICLE FOURTEEN

         Conversion of Securities.............................................80
         Section 1401.     Applicability of Article...........................80
         Section 1402.     Conversion Privilege and Conversion Price..........80
         Section 1403.     Exercise of Conversion Privilege...................81
         Section 1404.     Fractions of Shares................................81
         Section 1405.     Adjustment of Conversion Price.....................82
         Section 1406.     Notice of Adjustments of Conversion Price..........86
         Section 1407.     Notice of Certain Corporate Action.................86
         Section 1408.     Company to Reserve Common Stock....................87
         Section 1409.     Taxes on Conversions...............................87


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

         Section 1410.     Covenant as to Common Stock........................87
         Section 1411.     Cancellation of Converted Securities...............87
         Section 1412.     Provisions in case of Consolidation, Merger
                           or Sale of Assets..................................87

ARTICLE FIFTEEN

         Defeasance and Covenant Defeasance...................................88
         Section 1501.     Applicability of Article; Company's Option to
                           Effect Defeasance or Covenant Defeasance...........88
         Section 1502.     Defeasance and Discharge...........................89
         Section 1503.     Covenant Defeasance................................89
         Section 1504.     Conditions to Defeasance or Covenant
                           Defeasance.........................................90
         Section 1505.     Deposited Money and U.S. Government
                           Obligations to be Held in Trust;
                           Other Miscellaneous Provisions.....................92
         Section 1506.     Reinstatement......................................92
         Section 1507.     Qualifying Trustee.................................92

ARTICLE SIXTEEN

         Immunity of Incorporators, Stockholders, Officers,
         Directors and Employees..............................................93
         Section 1601.     Exemption from Individual Liability................93


NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of May 14, 1999, between Brookdale Living Communities, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, and State Street Bank and Trust Company, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

                  The Company has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or each series thereof, as follows:

                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

Section 101.      Definitions.
                  ------------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation in the United States of America; and

                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104(a).

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other ownership interests, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 615 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means a Security in the form prescribed in Section 204 evidencing all or part of a series of Securities, issued to the Depositary' for such series or its nominee, and registered in the name of such Depositary or such nominee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or the city in which the principal corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1411, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or distributions or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of original execution of this Indenture is located at Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103, except that, with respect to presentation of the Securities for payment or registration of transfers or exchanges and the location of the register, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Definitive Security" means Securities that are in the form of the Securities set forth in Article Two, that do not include the information called for by Section 204.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depositary for such series by the Company pursuant to Section 301(17), which Person shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

                  "Designated Senior Debt" means the LaSalle Facility and any other Senior Debt if the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such indebtedness shall be "Designated Senior Debt" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means any registered exchange offer made by the Company solely to facilitate the exchange of an outstanding series of Securities for the related Exchange Securities.

                  "Exchange Securities" means any Securities issued by the Company solely to facilitate a registered exchange of such Securities for any series of Securities with substantially identical terms previously issued in a private placement of such outstanding Securities.

                  "Expiration   Time"  has  the  meaning  specified  in  Section
1405(6).

                  "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Unless the Trust Indenture Act otherwise requires, Fair Market Value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the forms and terms of particular series of Securities established as contemplated by Section 301.

                  "Indexed Security" means any Security which provides that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "LaSalle Facility" means the Loan Agreement, dated as of April 27, 1998, as amended, between the Company and LaSalle National Bank, as the same may be amended, refinanced or replaced from time to time.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief
Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee, in form and substance reasonably acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i)   Securities   theretofore  canceled  by  the  Trustee  or
delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to Section 1104 or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections 1502 and 1503, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Fifteen; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) except for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Payment Blockage Notice" has the meaning specified in Section 1303.

                  "Person"  means  any  individual,  corporation,   partnership,
limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Sections 301 and 1002.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchased  Shares"  has  the  meaning  specified  in  Section
1405(6).

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any secretary, any assistant secretary, any treasurer, any assistant treasurer, any senior trust officer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities  Payment"  has the  meaning  specified  in Section
1302.

                  "Security   Register"  and  "Security   Registrar"   have  the
respective meanings specified in Section 305.

                  "Senior Debt" means, without duplication, the principal, premium (if any) and unpaid interest on all present and future (i) indebtedness of the Company for borrowed money, (ii) obligations of the Company evidenced by credit agreements, loan agreements, bonds, debentures, notes or similar instruments, (iii) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a Subsidiary of any business, properties or assets (including, without limitation, the acquisition of leasehold interests), (iv) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, (v) all indebtedness of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts or similar agreements and arrangements,

(vi) reimbursement obligations of the Company in respect of letters of credit relating to indebtedness or other obligations of the Company that qualify as indebtedness or obligations of the kind referred to in clauses (i) through (v) above, (vii) obligations of the Company under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above and (viii) renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligations issued in exchange for, any such indebtedness or obligations described in clauses (i) through (vii) above and in this clause (viii), in each case unless in the instrument creating or evidencing the indebtedness or obligations or pursuant to which the same is outstanding it is provided that such indebtedness or obligations are not superior in right of payment to the Securities. Notwithstanding the foregoing, Senior Debt shall not include indebtedness of the Company for trade payables.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means any corporation, partnership or limited liability company of which at least a majority of the outstanding voting stock, partnership interest or limited liability company interest, as the case may be, is at the time directly or indirectly owned by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock having by the terms thereof ordinary voting power for the election of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

                  "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

                  "Transfer Restricted Securities" means Securities that have been or are required to bear the legend set forth in Section 305(h) hereof.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture

Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "U.S.  Government  Obligations"  has the meaning  specified in
Section 1504(1).

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president," including, without limitation, "executive vice president" and "senior vice president."

Section 102.      Compliance Certificates and Opinions.
                  -------------------------------------

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (except for the initial issuances of Securities hereunder), the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1)   a   statement   that  each   individual   signing   such
certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.      Form of Documents Delivered to Trustee.
                  ---------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or representations by counsel or an opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, representations or opinion with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or representations of counsel or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.      Acts of Holders; Record Dates.
                  ------------------------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 603) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.      Notices, Etc., to Trustee and Company.
                  --------------------------------------

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: President, with a copy to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: General Counsel.

Section 106.      Notice to Holders; Waiver.
                  --------------------------

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.      Conflict with Trust Indenture Act.
                  ----------------------------------

                  If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.      Effect of Headings and Table of Contents.
                  -----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.      Successors and Assigns.
                  -----------------------

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.      Separability Clause.
                  --------------------

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.      Benefits of Indenture.
                  ----------------------

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.      Governing Law.
                  --------------

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 113.      Legal Holidays.
                  ---------------

                  In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such day, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, the Redemption Date, or at the Stated Maturity or Maturity; provided, that no interest shall accrue for the intervening period.

                                   ARTICLE TWO

                                 Security Forms

Section 201.      Forms Generally.
                  ----------------

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to, a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.      Form of Face of Security.
                  -------------------------

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                  [Insert any legend required by the Depositary, if applicable.]

                       BROOKDALE LIVING COMMUNITIES, INC.
                       ----------------------------------

                 [Insert designation of the series of Security.]

No.                                                             $
   --------------                                                --------------
                                                        CUSIP No.
                                                                  -------------

                  Brookdale Living Communities, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to -------- , or registered assigns, the principal sum [if Book-Entry Security, insert -- set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed $------)] [of ------ Dollars] on --------- [if the Security is to bear interest prior to Maturity, insert, and to pay interest thereon from ------------ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ------------ and ------------ in each year, commencing ----------, at the rate of ---% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- and (to the extent that the payment of such interest shall be legally enforceable) at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ------- or ------- (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. [Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]]

                  Payment of the principal of (and premium, if any, on) [if applicable, insert -- and any such interest on] this Security will be made at the office or agency of the Company maintained for that purpose in --------------, in such coin or currency of [the United States of America] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.]

                  [If the Security is payable in a foreign currency, insert -- the appropriate provision.]


                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                              BROOKDALE LIVING COMMUNITIES, INC.


                                              By:
                                                   -----------------------------
                                              Title:
Attest:


-------------------------
Title:

Section 203.      Form of Reverse of Security.
                  ----------------------------

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ----------, ----- (herein, together with all indentures supplemental thereto, called the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). [This Security is one of a series [, limited in aggregate principal amount to $-------] designated as [------] (herein called "[---------]"),
[created by a supplemental indenture, dated as of ------- (the "Supplemental Indenture"), duly executed and delivered by the Company to such Trustee.] Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities (including the Holders of the [-------]) and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  [If applicable, insert -- The Securities are redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of Securities. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed or (2) the sum of the present values of the Remaining Scheduled
Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus -- basis points, plus accrued interest to the date of redemption.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such series of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Securities. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

                  "Comparable Treasury Price" means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

                  "Reference Treasury Dealer" means each of ----------- and ---------- and their respective successors. If any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

                  "Remaining Scheduled Payments" means, with respect to Securities to be redeemed, the remaining scheduled payments of principal of and interest on such Securities that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Securities, the amount of the next succeeding scheduled interest payment on such Securities will be reduced by the amount of interest accrued on such Securities to such redemption date.

                  On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on such date. If less than all of the Securities of any series are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, such 30 or 60 days, as the case may be, to be counted from the date notice is mailed, [if applicable, insert -- (1) on ----------- in any year commencing with the year and ending with the year ------ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after -----------, 19--], as a whole or in part, at the election of the Company, [at Redemption Prices determined as follows:] [at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ---------%, and if redeemed] during the 12-month period beginning --------- of the years indicated,


                       Redemption                                   Redemption
    Year                 Price               Year                     Price
    ----               ----------            ----                   ----------


and thereafter at a Redemption Price equal to % of the principal amount,] together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates [or Special Record Dates] referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, such 30 or 60 days, as the case may be, to be counted from the date notice is mailed, (1) on -------------- in any year commencing with the year ----------- and ending with the year ------------ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ------------], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ------------ of the years indicated,

                     Redemption Price                    Redemption Price for
                     For Redemption                      Redemption Otherwise
                     Through Operation                   Than Through Operation
Year                 of the Sinking Fund                 of the Sinking Fund
----                 -------------------                 ----------------------



and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [Notwithstanding the foregoing, the Company may not, prior to ---------- redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.]

                  [The sinking fund for this series provides for the redemption on -------- in each year beginning with the year ----------- and ending with the year of ----------- [not less than $--------- ("mandatory sinking fund") and not more than] $ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

                  [If the Securities do not have a sinking fund, then insert -- the Securities do not have the benefit of any sinking fund obligations.]

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If the Security is not subject to redemption, insert -- The Securities of this series are not redeemable prior to Stated Maturity.]

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [and/or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

                  [If applicable, insert -- The Securities of this series are not subject to [Section 1502 of the Indenture concerning the defeasance of the indebtedness represented by this Security][and/or][Section 1503 of the Indenture concerning covenant defeasance of this Security.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

                  [If the Security is an Indexed Security, insert -- the appropriate provision.]

                  [If the Security is convertible, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or after the opening of business on ---------, ------------- and on or before the close of business on ----------, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $ ---------- or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of [Common Stock] [Preferred Stock] of the Company at a conversion price equal to $--------- aggregate principal amount of Securities for each share of [Common Stock] [Preferred Stock] (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in ----------------------, accompanied by a completed and signed "Form of Election to Convert" below, which will constitute written notice to the Company that the Holder hereof elects to convert this Security, of if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion hereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in immediately available funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of [Common Stock] [Preferred Stock] into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of [Common Stock] [Preferred Stock] failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares), assuming, if such consolidation, merger or transfer is prior to [insert date upon which the Securities first become convertible], that this Security was convertible at the time of such consolidation, merger or transfer at the initial conversion price specified above as adjusted from [date of issuance], to such time pursuant to the Indenture.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be adversely affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $----------- [and any integral multiple thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  [If applicable, insert -- Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.]

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                 UNIF GIFT MIN ACT -

TEN ENT -  as tenants by the entireties         ---------------------- Custodian
                                                       (Cust)

JT TEN -   as joint tenants with right of       ---------------------- under
           survivorship and not as                     (Minor)
           tenants in common
                                                Uniform Gifts to
                                                Minors Act-----------------
                                                               (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                   [If the Security is convertible, insert - -

                           FORM OF ELECTION TO CONVERT

                  I(we) hereby irrevocably exercise the option to convert this Security, or the principal portion below designated, into [Common Shares] [Preferred Shares] in accordance with the terms of the Indenture referred to in this Security, and direct that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof and any Security representing any unconverted principal amount hereof, unless a different name has been indicated below. If shares and/or any Security representing any unconverted principal amount hereof are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Portion of this Security
to be converted (if partial
conversion, $1,000 or an
integral multiple thereof):       $---------
                                               Signature: ----------------------
                                                          (exactly as your name
                                                           appears on the face
                                                           of this Security)

                                               Name:
                                                       ------------------------

                                               Title:
                                                       ------------------------

                                               Address: -----------------------

                                               Phone No.:
                                                          ---------------------

                                                Date:
                                                      -------------------------

If shares and/or any Security representing any unconverted principal amount hereof, are to be issued and registered in the name of a Person other than the undersigned, please print the name and address, including zip code, and social security or other taxpayer identification number of such Person below.

                           Name:
                                   ------------------------------------

                           Address:
                                   -------------------------------------

                           TIN/Social Security No.:
                                                    --------------------

Signature  Guaranteed  (if [Common  Shares]
[Preferred Shares] to be issued to other than the registered holder(s)):

By:
    ---------------------------------
This signature  shall be guaranteed by
an eligible  guarantor  institution (a
bank or trust company having an office
or  correspondent in the United States
or  a  broker  or  dealer  which  is a
member  of  a  registered   securities
exchange or the  National  Association
of  Securities  Dealers,   Inc.)  with
membership  in an  approved  signature
guaranty medallion program pursuant to
SEC Rule 17 Ad-15.]


                                 ASSIGNMENT FORM

                (I) or (we) assign and transfer this Security to:

--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code) and irrevocably appoint --------------------------- agent to transfer this Security on the Register. The agent may substitute another to act for him.

Date:
     ----------------------

                                   Signature:
                                              ---------------------------------
                                              (exactly as your name appears on
                                               the face of this Security)

                                   Name:
                                          -------------------------------------

                                   Title:
                                           ------------------------------------

                                   Address:
                                             ----------------------------------

                                   Phone No.:
                                               --------------------------------
                                   Date:
                                          -------------------------------------

Signature Guaranteed:


By:
    -----------------------------------
This  signature  shall be guaranteed by
an eligible  guarantor  institution  (a
bank or trust company  having an office
or  correspondent  in the United States
or a broker or dealer which is a member
of a registered  securities exchange or
the National  Association of Securities
Dealers,  Inc.) with  membership  in an
approved  signature  guaranty medallion
program pursuant to SEC Rule 17 Ad-15.


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES


                           This  Certificate  relates to  $----------  principal
amount of Securities held in *-------- book-entry or *------- definitive form by -------------(the "Transferor").

The Transferor*:

                  |_| has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Book-Entry Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Book-Entry Security (or the portion thereof indicated above); or

                  |_| has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

                  In connection with such request and in respect of each such Security, the Transferor does hereby certify and agree that Transferor is familiar with the Indenture relating to the above captioned Securities and as provided in Section 305 of such Indenture, the transfer of this Security does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*

                           |_|  Such   Security  is  being   acquired   for  the
                  Transferor's own account, without transfer (in satisfaction of
                  Section   305(b)(ii)(A)   or  Section   305(e)(i)(A)   of  the
                  Indenture).

                  |_| Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act in reliance on Rule 144A (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture) or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture.)

                  |_| Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B) or Section 305(e)(i)(B) of the Indenture).

                  |_| Such Security is being  transferred  in reliance on and in
compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Rule 904 under the Securities Act, and any applicable state securities laws. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(e)(i)(C) of the Indenture).



                                        ---------------------------
                                        [INSERT NAME OF TRANSFEROR]


Dated:                                  By:
       ---------------------                 ----------------------------------

*Check applicable box.

Section 204.      Additional Provisions Required in Book-Entry Security.
                  ------------------------------------------------------

                  Any Book-Entry Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203 and in addition to any legend required by the Depositary, bear a legend in substantially the following form:

                  "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary."

Section 205.      Form of Trustee's Certificate of Authentication.
                  ------------------------------------------------

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
        ----------------------
                                        STATE STREET BANK AND TRUST COMPANY,
                                        As Trustee




                                        By:
                                             ----------------------------------
                                                   [Authorized Signatory]


                                  ARTICLE THREE

                                 The Securities

Section 301.      Amount Unlimited; Issuable in Series.
                  -------------------------------------

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (4) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (5) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

                  (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (7) the rights, if any, to defer payments of interest on any Securities of the series by extending the interest payment period, and the duration of such extensions;

                  (8) if other than the Corporate Trust Office of the Trustee, the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                  (9) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in
Section 101;

                  (10) the period or periods within which, the price or prices at which, the currency or currencies (including currency units) in which and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (11) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the other terms and conditions upon which such election is to be made;

                  (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                  (13) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods (or the methods of determination of such a period or periods) within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (14) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined;

                  (15) if the amount Outstanding of an Indexed Security for purposes of the definition of "Outstanding" is to be other than the principal face amount at original issuance, the method of determination of such amount;

                  (16) if either or both of Section 1502 or 1503 does not apply to the Securities of any series;

                  (17) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

                  (18) any additional, modified or different covenants or Events of Default applicable to one or more particular series of Securities;

                  (19) the application, if any, of Article Fourteen to the Securities of any Series; and

                  (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 901(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

Section 302.      Denominations.
                  --------------

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.      Execution, Authentication, Delivery and Dating.
                  -----------------------------------------------

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from  time to time  after  the  execution  and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver or make available for delivery such Securities; provided, however, that in the case of Securities of a series that are not to be originally issued at one time, the Trustee shall authenticate and deliver or make available for delivery such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

         (i)    an Opinion of Counsel stating,

                  (a) that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

                  (b) that the terms of such Securities have been, or in the case of Securities of a series that are not to be originally issued at one time, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series that are not to be originally issued at one time, to any conditions specified in such Opinion of Counsel; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, that such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in currency other than that of the United States; and

         (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the execution, authentication and delivery of the Securities have been complied with.

If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which the Trustee determines would expose it to personal liability.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver or make available for delivery one or more Securities in such form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Book-Entry Security or Securities, (ii) shall be registered in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary,
(iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 204.

                  Unless otherwise established pursuant to Section 301, each Depositary designated pursuant to Section 301 for a Book-Entry Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee governing the respective duties and rights of such Depositary and the Trustee with regard to Book-Entry Securities.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.      Temporary Securities.
                  ---------------------

                  Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver or make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall, as soon as practicable upon its receipt of an authentication order, authenticate and deliver or make available for delivery in exchange therefor one or more Definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series and tenor.

Section 305.      Registration,   Registration   of   Transfer   and   Exchange;
                  Restrictions on Transfer.

                  (a)       General   Provisions   Relating  to  Transfers   and
Exchanges.

                            (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

                           To permit  registrations,  transfers and exchanges of
                  Securities, the Company shall execute and the Trustee shall authenticate Definitive Securities and Book-Entry Securities at the Security Registrar's request. Notwithstanding anything herein to the contrary, there shall be only one Security Register with respect to each series of Securities.

                           (2) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

                           (3) Notwithstanding any other provision in this Indenture, unless and until it is exchanged in whole or in part for Securities that are not in the form of a Book-Entry Security, a Book-Entry Security may not be transferred or exchanged except as a whole by the Depositary with respect to such Book-Entry Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

                           (4) All Definitive Securities and Book-Entry Securities issued upon any registration of transfer or exchange of Definitive Securities or Book-Entry Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Book-Entry Securities surrendered upon such registration of transfer or exchange.

                           (5) The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
                  Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any

                  Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                           (6) Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                           (7)     At the option of the  Holder,  Securities  of
                  any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                           (8) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                           (9) Notwithstanding the foregoing, any Book-Entry Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Book-Entry Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act and the Company does to appoint a successor Depositary within 90 days after receipt by it of such notice or after it becomes aware of such cessation, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depositary shall direct.

                           (10) None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book- Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  (b)      Transfer and Exchange of Securities.

                  When Definitive Securities are presented by a Holder to the Security Registrar with a request: (x) to register the transfer of the Definitive Securities; or (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for register of transfer or exchange: (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and
(ii)  in the  case  of a  Definitive  Security  that  is a  Transfer  Restricted
Security, such request shall be accompanied by the following additional information and documents, as applicable: (A) if such Transfer Restricted Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203); or (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from such Holder (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in
Section 203) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

                  (c) Transfer of a Definitive Security for a Beneficial Interest in a Book-Entry Security.

                  A Definitive Security may not be exchanged for a beneficial interest in a Book-Entry Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with: (i) if such Definitive Security is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) to the effect that such Definitive Security is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act; and (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Security Custodian to make, an endorsement on the Book-Entry Security to reflect an increase in the aggregate principal amount of the Securities represented by the Book-Entry Security, in which case the Trustee shall cancel such Definitive Security in accordance with Section 309 and cause, or direct the Security Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, the aggregate principal amount of Securities represented by the Book-Entry Security to be increased accordingly. If no Book-Entry Securities are then outstanding, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303, the Trustee shall authenticate a new Book-Entry Security in the appropriate principal amount.

                  (d)   Transfer and Exchange of Book-Entry Securities.

                  The  transfer  and  exchange  of   Book-Entry   Securities  or
beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.


                  (e) Transfer of a Beneficial Interest in a Book-Entry Security for a Definitive Security.

                            (1) Any Person having a beneficial interest in a Book-Entry Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Book-Entry Security, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile): (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the
                  Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) or (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act or the securities laws of any other applicable jurisdiction, a certification to that effect from the transferor (in substantially the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, cause the aggregate principal amount of Book-Entry Securities to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of a Company Order in accordance with Section 303, the Trustee shall authenticate and deliver to the transferee a Definitive Security in the appropriate principal amount.

                           (2) Definitive Securities issued in exchange for a beneficial interest in a Book-Entry Security pursuant to this Section 305(e) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

                  (f) Restrictions on Transfer and Exchange of Book-Entry Securities.

                  Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (g) of this Section 305), a Book-Entry Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (g)   Authentication of Securities in Absence of Depository.

                  If at any time: (i) the Depository for the Securities notifies the Company that the Depository is unwilling or unable to continue as Depository for the Book-Entry Securities and a successor Depository for the Book-Entry Securities is not appointed by the Company within 90 days after delivery of such notice; or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order in accordance with Section 303, authenticate and deliver, Definitive Securities in an aggregate principal amount equal to the principal amount of the Book-Entry Securities in exchange for such Book-Entry Securities.

                  (h) Legends and Authentication of Securities under Specified Circumstances.

                             (1) Except as permitted by the following paragraphs (iii) and (iv), each Security certificate evidencing Book-Entry Securities and Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) issued other than pursuant to Regulation S shall bear a legend in substantially the following form:

                             "THIS [NOTE]  [DEBENTURE]  HAS NOT BEEN  REGISTERED
                  UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A QUALIFIED

                  INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THIS [NOTE] [DEBENTURE] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (4)
                  PURSUANT TO AN EXEMPTION FROM THE REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."


                             (2) Except as permitted by the following paragraphs (iii) and (iv), each Security certificate evidencing Book-Entry Securities and Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) issued pursuant to Regulation S shall bear a legend in substantially the following form:

                           "THIS  [NOTE]  [DEBENTURE]  HAS NOT  BEEN  REGISTERED
                  UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF A DISTRIBUTION COMPLIANCE PERIOD (DEFINED AS 40 DAYS AFTER THE ISSUE DATE WITH RESPECT TO THE [NOTES] [DEBENTURES]), MAY NOT
                  BE: OFFERED,  SOLD,  PLEDGED OR OTHERWISE  TRANSFERRED  EXCEPT
                  (A)(1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OR (2) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THIS [NOTE] [DEBENTURE] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                           (3) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Book-Entry Security) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act: (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth in (i) OR (ii) above and rescind any restriction on the transfer of such Transfer Restricted Security; and (B) in the case of any Transfer Restricted Security represented by a Book-Entry Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) or (ii) above, but shall continue to be subject to the provisions of
                  Section 305(e); provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Book-Entry Security for a Definitive Security that does not bear the legend set forth in (i) or
                  (ii) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Security Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of the "Certificate to be Delivered Upon Exchange or Registration of Transfer of Securities" set forth in Section 203).

                             (4) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of a Company Order in accordance with
                  Section 303, the Trustee shall authenticate Exchange Securities in exchange for Offered Securities accepted for exchange in the Exchange Offer, which Exchange Securities shall not bear the legend set forth in (i) or (ii) above, and the Security Registrar shall rescind any restriction on the transfer of such Securities, in each case unless the Holder of such Offered Securities is either (A) a broker-dealer, (B) a Person participating in the distribution of the Offered Securities or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

                            (5) The letter required to be provided pursuant to paragraphs (i) and (ii) above shall be substantially in the form of Exhibit 305(h)(5) hereto.

                  (i)        Cancellation   and/or   Adjustment   of  Book-Entry
Securities.

                  At such time as all beneficial interests in Book-Entry Securities have been exchanged for Definitive Securities, redeemed, repurchased or canceled, all Book-Entry Securities shall be returned to or retained and canceled by the Trustee in accordance with Section 309. At any time prior to such cancellation, if any beneficial interest in a Book-Entry Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Security Custodian, cause the aggregate amount of Book-Entry Securities to be reduced accordingly.

Section 306.      Mutilated, Destroyed, Lost and Stolen Securities.
                  -------------------------------------------------

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security, other than a security having the benefit of conversion privileges pursuant to Article Fourteen, has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Security  of any  series  issued  pursuant  to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.      Payment of Interest; Interest Rights Preserved.
                  -----------------------------------------------

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company, interest on Securities of any series that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register; provided, that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clauses (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be in immediately available funds and held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment (it being understood that the date of the proposed payment shall be delayed, as necessary, by that number of days that are required to allow for the minimum number of days (i.e., 10 days) between the Special Record Date and the date of payment, and that the Trustee will provide the Company with prompt written notice of any such required delay after the Trustee's receipt of the Company's notice of the proposed payment). The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.      Persons Deemed Owners.
                  ----------------------

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of any Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.      Cancellation.
                  -------------

                  All Securities surrendered for payment, redemption, conversion, repurchase, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered and any Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by the Trustee and such cancellation shall be noted conspicuously on each such Security. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order or after 90 days, if not in receipt of such Company Order, shall be disposed of in accordance with the Trustee's customary procedures.

Section 310.      Computation of Interest.
                  ------------------------

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, (i) interest on the Securities of each series which bear interest at a fixed rate shall be computed on the basis of a 360-day year of twelve 30-day months and (ii) interest on the Securities of each series which bear interest at a variable rate shall be computed on a basis of the actual number of days in an interest period divided by 360.

Section 311.      CUSIP Numbers.
                  --------------

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.      Satisfaction and Discharge of Indenture.
                  ----------------------------------------

                  This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer, substitution, exchange, replacement and conversion of such Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, including, but not limited to, Article Thirteen hereof, when

                  (1)   either

                  (A) all such Securities theretofore authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                        (i)     have become due and payable,

                        (ii) will become due and payable at their Stated Maturity within one year,

                        (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                        (iv) are delivered to the Trustee for conversion in accordance with Article Fourteen, and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of payment and discharge an amount in the currency or currencies or currency unit or units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, (i) the obligations of the Company to the Trustee under Section 607 and to any Authenticating Agent under Section 615 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, Article Six and the last paragraph of Section 1003 shall survive, and (ii) to the extent conversion privileges under Article Fourteen are applicable to the Securities of a series, the rights and obligations under such Article Fourteen with respect to such series of Securities shall survive until the earlier of the conversion of such Securities in accordance with their terms or payment in full of the principal amount of such Securities and any interest and other amounts due thereon, upon such Securities becoming due and payable in accordance with their terms.

Section 402.      Application of Trust Money.
                  ---------------------------

                  Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                         Events of Default and Remedies

Section 501.      Events of Default.
                  ------------------

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, unless it is inapplicable to a particular series or is specifically deleted or modified in the Board Resolution (or action taken pursuant thereto), Officers' Certificate or supplemental indenture under which such series of Securities is issued or has been modified in an indenture supplemental hereto):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for a period of 30 days; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Securities of that series.

Section 502.      Acceleration of Maturity; Rescission and Annulment.
                  ---------------------------------------------------

                  If an Event of Default (other than an Event of Default described in clause 5 or 6 of Section 501) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                        (A) all overdue interest on all Securities of that series,

                        (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                        (D)     all  sums  paid  or   advanced  by  the  Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  If an Event of Default described in clause 5 or 6 of Section 501 occurs, the Outstanding Securities shall ipso facto become immediately due and payable without need of any declaration or other act on the part of the Trustee or any Holder.

Section 503.      Collection  of  Indebtedness  and  Suits  for  Enforcement  by
                  Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.      Trustee May File Proofs of Claim.
                  ---------------------------------

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments directly to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

Section 505.      Trustee May Enforce Claims Without Possession of Securities.
                  ------------------------------------------------------------

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.      Application of Money Collected.
                  -------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all  amounts  due the Trustee  under
Section 607;

                  SECOND: To holders of Senior Debt as provided for, and to the extent required, in Article Thirteen;

                  THIRD: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  FOURTH: The balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to holders of Securities pursuant to this Section 506. At least 15 days before such record date, the Company shall mail to each holder of Securities and the Trustee a notice that states the record date, the payment date and amount to be paid.

Section 507.      Limitation on Suits.
                  --------------------

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee before or during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
                  -------------

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder  of  any   Security   shall  have  the  right,   which  is  absolute  and
unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.      Restoration of Rights and Remedies.
                  -----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.      Rights and Remedies Cumulative.
                  -------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306 and as otherwise provided in Section 507, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.      Delay or Omission Not Waiver.
                  -----------------------------

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.      Control by Holders.
                  -------------------

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would result in the incurrence of liability by the Trustee.

Section 513.      Waiver of Past Defaults.
                  ------------------------

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.      Undertaking for Costs.
                  ----------------------

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including counsel fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee, a Holder of Securities pursuant to
Section 508, or the Holders of more than 10% in aggregate principal amount of the Outstanding Securities of any series.

                                   ARTICLE SIX

                                   The Trustee

Section 601.      Certain Duties and Responsibilities.
                  ------------------------------------

                  The duties and responsibilities of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.      Notice of Defaults.
                  -------------------

                  If a default occurs hereunder with respect to Securities of any series, the Trustee shall, to the extent the Trustee has knowledge of such default, within 90 days after such default becomes known to the Trustee, give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.      Certain Rights of Trustee.
                  --------------------------

                  Subject to the provisions of Section 601:

                  (1) the Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee;

                  (9) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee is subject to the provisions of this
Section 603;

                  (10) the Trustee shall not be liable for interest on any money received by it hereunder except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee hereunder need not be segregated from other funds except to the extent required by law;

                  (11) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (12) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

                  (13) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

                  (14) delivery of reports, information and documents to the Trustee under Section 704 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates); and

                  (15) the Trustee shall not be charged with knowledge of any defaults or Events of Default unless either (1) a trust officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by any Holder or by the Company or any other obligor on the Securities or any holder of Senior Debt or any representative thereof.

Section 604.      Not Responsible for Recitals or Issuance of Securities.
                  -------------------------------------------------------

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.      May  Hold   Securities   and  Serve  as  Trustee  Under  Other
                  Indentures.
                  -----------

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  Subject to the provisions of Section 608, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

Section 606.      Money Held in Trust.
                  --------------------

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607.      Compensation and Reimbursement.
                  -------------------------------

                  The Company agrees

                  (1) to pay to the Trustee from time to time such reasonable compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify each of the Trustee and its agents, employees, officers, directors and shareholders, or any predecessor Trustee, for, and to hold same harmless against, any and all loss, liability, damage, claim or expense (including, without limitation, reasonable attorney's fees and expenses) incurred by it, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Trustee may have separate counsel from the Company and the Company shall pay the reasonable fees and expenses of such counsel.

                  The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities. Such lien shall survive the satisfaction and discharge and termination of this Indenture and the resignation or removal of the Trustee.

                  Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the satisfaction and discharge and termination of this Indenture and the resignation or removal of the Trustee.

Section 608.      Disqualification; Conflicting Interests.
                  ----------------------------------------

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to the Securities of more than one series.

Section 609.      Corporate Trustee Required; Eligibility.
                  ----------------------------------------

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.      Resignation and Removal; Appointment of Successor.
                  --------------------------------------------------

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d)   If at any time:

                        (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                        (2)     the Trustee  shall  cease to be  eligible  under
Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.      Acceptance of Appointment by Successor.
                  ---------------------------------------

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the Trustee under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; provided, however, that to the extent that such property and money is not held by the Trustee in trust for the benefit of the Holders of particular Securities, such retiring Trustee shall transfer and deliver to such successor Trustee such property and money upon payment of all sums owing to such retiring Trustee under Section 607.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.      Merger, Conversion, Consolidation or Succession to Business.
                  ------------------------------------------------------------

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.      Preferential Collection of Claims Against Company.
                  --------------------------------------------------

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.      Investment of Certain Payments Held by the Trustee.
                  ---------------------------------------------------

                  Any amounts held by the Trustee hereunder, other than pursuant to Article Thirteen hereof, shall be invested by the Trustee from time to time at the direction of the Company in such investments as may be specified by the Company and reasonably agreed to by the Trustee from time to time; provided that in investing trust funds pursuant to the terms of this Section and liquidating any investments held in trust hereunder, the Trustee may, to the extent permitted by law, purchase securities (including for the purposes of this paragraph securities as to which the Trustee or a Trustee Affiliate (as defined below) is the issuer or guarantor) from, and sell securities to, itself or any Trustee Affiliate and purchase securities underwritten by, or in which a market is made by, the Trustee or a Trustee Affiliate. For the purposes hereof, a "Trustee Affiliate" shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trustee. Any income or gain realized as a result of any such investment shall be promptly distributed (in no event later than the next Business Day) to the Company after any intended amounts have been paid to the Holders entitled thereto, except after the occurrence and during the continuance of an Event of Default. The Trustee shall have no liability to the Company for any loss resulting from any investment made in accordance with this Section, and shall bear no expense in connection with any investment pursuant to this Section. Any such investment may be sold (without regard to maturity date) by the Trustee whenever necessary to make any distribution required by this Indenture. Nothing herein shall require the Trustee to invest funds held by it pursuant to the last paragraph of Section 1003.

Section 615.      Appointment of Authenticating Agent.
                  ------------------------------------

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
      --------------------------
                                        STATE STREET BANK AND TRUST COMPANY
                                        As Trustee


                                        By:
                                             ---------------------------------
                                                  As Authenticating Agent



                                        By:
                                             ----------------------------------
                                                    Authorized Signatory


                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701.      Company to Furnish Trustee Names and Addresses of Holders.
                  ----------------------------------------------------------

                  The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, as the case may be, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list in similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Notwithstanding the foregoing, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

Section 702.      Preservation of Information; Communications to Holders.
                  -------------------------------------------------------

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b)   The  rights of the  Holders  to  communicate  with other
Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.      Reports by Trustee.
                  -------------------

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the first issuance of Securities hereunder deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a). The Trustee also shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company promptly will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

Section 704.      Reports by Company.
                  -------------------

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.      Company May Consolidate, Etc., Only on Certain Terms.
                  -----------------------------------------------------

                  The Company shall not consolidate with or merge into any other entity or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant and the satisfaction of every condition of this Indenture on the part of the Company to be performed, observed or satisfied;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  This Section shall not apply to any merger or consolidation in which the Company is the surviving entity.

Section 802.      Successor Substituted.
                  ----------------------

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 803.      Officers' Certificate and Opinion of Counsel.
                  ---------------------------------------------

                  The Trustee, subject to the provisions of Sections 601 and 603, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, complies with the provisions of this Article before the Trustee shall execute any supplemental indenture required pursuant to this Article.

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901.      Supplemental Indentures Without Consent of Holders.
                  ---------------------------------------------------

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default with respect to all or any series of Securities; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form or in the form of Book-Entry Securities; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (6)    to secure the Securities; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) if allowed, without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Securities in bearer form or coupons, if any; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such action pursuant to this clause
(10), other than with respect to a defective provision, shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902.      Supplemental Indentures with Consent of Holders.
                  ------------------------------------------------

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or adversely affect any right of the Holder of any Security to require the Company to repurchase such Security, or adversely affect the right to convert any Security as contemplated by Article Fourteen or modify the provisions of Article

Thirteen or the definition of "Senior Debt" in a manner adverse to the Holder of any Security in any material respect, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3)   modify any of the  provisions of this  Section,  Section
513 or Section 1007, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding
Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.      Execution of Supplemental Indentures.
                  -------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel, each stating that the execution of such supplemental indenture is authorized and permitted by this Indenture and, in the case of such Opinion of Counsel, that such supplemental indenture, when executed by the Trustee, will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moritorium and similar laws of general applicablility relating to or affecting creditors' rights and to general equity principles. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.      Effect of Supplemental Indentures.
                  ----------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this

Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.      Conformity with Trust Indenture Act.
                  ------------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.      Reference in Securities to Supplemental Indentures.
                  ---------------------------------------------------

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN

                                    Covenants

Section 1001.     Payment of Principal, Premium and Interest.
                  -------------------------------------------

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of the series in accordance with the terms of the Securities and this Indenture.

Section 1002.     Maintenance of Office or Agency.
                  --------------------------------

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Trustee is hereby initially appointed Paying Agent, and the Corporate Trust Office of the Trustee is initially designated as the office or agency for the foregoing purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.     Money for Securities Payments to Be Held in Trust.
                  --------------------------------------------------

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to Article Fifteen, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (unless the Company has remitted required moneys or other property to the appropriate governmental authority under any applicable escheat or abandoned or unclaimed property laws), or has otherwise been discharged under such laws or laws of similar applicability, in which case such Holder shall look solely to its remedies (if any) under such laws and not to the Company), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.     Payment of Taxes and Other Claims.
                  ----------------------------------

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or any property of the Company or any Subsidiary, and
(2) all lawful claims for labor materials and supplies which, if unpaid, might by law become a lien upon any property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (a) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (b) which is not of material importance to the business, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

Section 1005.     Maintenance of Properties.
                  --------------------------

                  The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from selling or otherwise disposing for value its properties in the ordinary course of its business.

Section 1006.     Corporate Existence.
                  --------------------

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

Section 1007.    Waiver of Certain Covenants.
                 ----------------------------

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1006, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 1008.     Compliance Certificate.
                  -----------------------

                  The Company will furnish to the Trustee on or before May 1 in each year (beginning the first May 1 after the date of original issuance of Securities hereunder) a brief certificate (which need not comply with Section
102) from the principal executive, financial or accounting officer of the Company stating that in the course of the performance by the signer of his or her duties as an officer of the Company he or she would normally have knowledge of any default or non-compliance by the Company in the performance of any covenants or conditions contained in this Indenture, stating whether or not he or she has knowledge of any such default or non-compliance and, if so, specifying each such default or non-compliance of which the signer has knowledge and the nature thereof. For purposes of this Section 1008, non-compliance or default shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 1009.     Insurance.
                  ----------

                  The Company will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage with such types of coverages and in such amounts as are customary, and in each case with financially sound and reputable insurers.

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.     Applicability of Article.
                  -------------------------

                  Securities of any series which are redeemable in whole or in part before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.     Election to Redeem: Notice to Trustee.
                  --------------------------------------

                  The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or Officers' Certificate. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103.     Selection by Trustee of Securities to Be Redeemed.
                  --------------------------------------------------

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.     Notice of Redemption.
                  ---------------------

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

                  (1)   the Redemption Date,

                  (2)   the Redemption Price,

                  (3) in the case of partial redemption of any Securities, the principal amounts of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case, and

                  (7)   that there exists a conversion privilege.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company (provided, that the Trustee has received the notice of redemption at least 45 days prior to the Redemption Date unless a shorter period is agreed to by the Trustee) and shall be irrevocable.

Section 1105.     Deposit of Redemption Price.
                  ----------------------------

                  On or prior to 11:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106.     Securities Payable on Redemption Date.
                  --------------------------------------

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.     Securities Redeemed in Part.
                  ----------------------------

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall as soon as practicable upon receipt of the Company's written request, authenticate and deliver or make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Book-Entry Security is so surrendered, such new Security so issued shall be a new Book-Entry Security.

                                 ARTICLE TWELVE

                                  Sinking Funds

Section 1201.     Applicability of Article.
                  -------------------------

                  The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.     Satisfaction of Sinking Fund Payments with Securities.
                  ------------------------------------------------------

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.     Redemption of Securities for Sinking Fund.
                  ------------------------------------------

                  Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                           Subordination of Securities

Section 1301.     Securities Subordinate to Senior Debt.
                  --------------------------------------

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Fifteen (to the extent Article Fifteen is applicable to such Security)), the payment of the principal of (and premium, if any) and interest on each and all of the Securities (including any amounts payable upon a purchase of the Securities) are hereby expressly made, to the extent and in the manner set forth in this Article Thirteen, subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

Section 1302.     Payment Over of Proceeds Upon Dissolution, Etc.
                  -----------------------------------------------

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on or other obligations in respect of the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

                  In the event that, notwithstanding the foregoing provisions of this Section 1302, the Trustee or the Holder of any Security shall have received any Securities Payment prohibited by the foregoing provisions of this Section 1302 before all Senior Debt is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such

Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  For purposes of this Article Thirteen only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other entity provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

Section 1303.     Acceleration; Senior Debt in Default.
                  -------------------------------------

                  The Company may not make any payment (whether by redemption, purchase, retirement, defeasance or otherwise) to the Trustee or any Holder on account of the principal of, premium, if any, or interest on or any additional amounts with respect to the Securities and may not acquire from the Trustee or any Holder any Securities (other than payments and other distributions made from any trust created pursuant to Section 401 for the purpose of payment and discharge if the applicable deposit does not violate Article Four or this Article Thirteen) until all principal and other amounts due or to become due on or in respect of all Senior Debt of the Company have been paid in full if:

                  (a) a default in the payment of any principal of, premium, if any, or interest on Designated Senior Debt occurs; or

                  (b) a default, other than a payment default, on Designated Senior Debt occurs and is continuing that then permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") (i) under the LaSalle Facility or (ii) from a holder (or a trustee on behalf of such holder) purporting to hold at least $5,000,000 in principal amount of such other Designated Senior Debt, it being understood that the Trustee shall be entitled to conclusively rely upon any Payment Blockage Notice reasonably believed by it to be genuine. If the Trustee receives any such Payment Blockage Notice, no subsequent Payment Blockage Notice shall be effective for purposes of this
Section  1303
unless and until 365 days shall have elapsed since the date of commencement of the payment blockage period resulting from the immediately prior Payment Blockage Notice. No nonpayment default in respect of any Designated Senior Debt that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for subsequent Payment Blockage Notices.

                  The Company shall resume payments on and distributions in respect of the Securities and may acquire Securities on:

                  (a) in the case of a default referred to in subparagraph (a) of the preceding paragraph, the date on which the default is cured or waived, or

                  (b) in the case of a default referred to in subparagraph (b) of the preceding paragraph, the earliest of (i) the date on which such nonpayment default is cured or waived, (ii) the date the applicable Payment Blockage Notice is retracted by written notice to the Trustee from the Person who is a representative of the holders of the relevant Designated Senior Debt and (iii) 179 days after the date on which the applicable Payment Blockage Notice is received unless (A) any of the events described in subparagraph (a) of the preceding paragraph has occurred and is continuing or (B) a default or Event of Default under Section 501(5) or 501(6) has occurred, if this Article Thirteen otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment or distribution to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 1303, such payment or distribution shall be held by the Trustee (if the Trustee has knowledge that such payment or distribution is so prohibited) or by such Holder (in trust) for the holders of Senior Debt, and shall be paid forthwith over and delivered (a) to the holders of Senior Debt or their respective representatives as their respective interests may appear or (b) as a court of competent jurisdiction shall direct, in each case for application to the payment of all principal and other amounts due or to become due on or in respect of all Senior Debt remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1302 would be applicable.

Section 1304.     Payment Permitted If No Default.
                  --------------------------------

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1302 or under the conditions described in Section 1303, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Securities Payment would have been prohibited by the provisions of this Article.

Section 1305.     Subrogation to Rights of Holders of Senior Debt.
                  ------------------------------------------------

                  Subject to the payment in full of all amounts due or to become due on or in respect of Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

Section 1306.     Provisions Solely to Define Relative Rights.
                  --------------------------------------------

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1307.     Trustee to Effectuate Subordination.
                  ------------------------------------

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1308.     No Waiver of Subordination Provisions.
                  --------------------------------------

                  No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1309.     Notice to Trustee.
                  ------------------

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1310.     Reliance on Judicial Order or Certificate of Liquidating
                  Agent.
                  ------
                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1311.     Trustee Not Fiduciary for Holders of Senior Debt.
                  -------------------------------------------------

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

Section 1312. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.
                  -----------------

                  The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1313.     Article Applicable to Paying Agents.
                  ------------------------------------

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1312 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 1314.     Defeasance of this Article Thirteen.
                  ------------------------------------

                  The subordination of the Securities provided by this Article Thirteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Fifteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Thirteen.


                                ARTICLE FOURTEEN

                            Conversion of Securities

Section 1401.     Applicability of Article.
                  -------------------------

                  If pursuant to Section 301 provision is made for the conversion of Securities pursuant to this Article Fourteen, then the provisions of this Article Fourteen, with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities, shall be applicable to the Securities of such series.

Section 1402.     Conversion Privilege and Conversion Price.
                  ------------------------------------------

                  Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence at the opening of business on the date provided for with respect to such Securities and expire at the close of business on the date provided for with respect to such Securities. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock shall be delivered upon conversion is herein referred to as the "conversion price". The conversion price shall be adjusted in certain instances as provided in Section 1405.

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

Section 1403.     Exercise of Conversion Privilege.
                  ---------------------------------

                  In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in immediately available funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the penultimate paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1404.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 1404.     Fractions of Shares.
                  --------------------

                  No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

Section 1405.     Adjustment of Conversion Price.
                  -------------------------------

                  (1) In case at any time after the date of the issuance of the applicable Securities, the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case at any time after the date of the issuance of the applicable Securities, the Company shall issue rights or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Securities upon conversion) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan, any employee benefit plan of the Company or any obligation of the Company existing as of the original date of issuance of the applicable Securities), the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) In case at any time after the date of the issuance of the applicable Securities, outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) In case at any time after the date of the issuance of the applicable Securities, the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                  (5) In case at any time after the date of the issuance of the applicable Securities, the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 1412 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and
(II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any non-cash consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph
(6) of this Section has been made, exceeds 15% of the product of the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the conversion price shall be decreased so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 15% and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date for determination.

                  (6) In case at any time after the date of the issuance of the applicable Securities, a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of any non-cash consideration payable in respect of any other tender offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made, exceeds 15% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate non-cash consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and
(ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph
(8) of this Section) as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares accepted for payment pursuant to such tender offer (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

                  (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1412 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (8)   For the purpose of any computation under paragraphs (2),
(4), (5) and (6) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "'ex date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (9) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
(9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (9) shall be made by the Company and shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

                  (10) The Company may make such reductions in the conversion price, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall be final and conclusive.

Section 1406.     Notice of Adjustments of Conversion Price.
                  ------------------------------------------

                  Whenever the conversion price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 1405 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register. Failure to deliver such notice shall not affect the legality or validity of any such conversion price adjustment.

Section 1407.     Notice of Certain Corporate Action.
                  -----------------------------------

                  In case at any time after the date 20 days prior to the date on which the Securities first become convertible:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, authorization of rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this Section 1407. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

Section 1408.     Company to Reserve Common Stock.
                  --------------------------------

                  The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

Section 1409.     Taxes on Conversions.
                  ---------------------

                  The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 1410.     Covenant as to Common Stock.
                  ----------------------------

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1409, the Company will pay all taxes, liens and charges with respect to the issue thereof.


Section 1411.     Cancellation of Converted Securities.
                  -------------------------------------

                  All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

Section 1412.     Provisions in Case of Consolidation, Merger or Sale of Assets.
                  --------------------------------------------------------------

                  In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the

Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1402, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 1412 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares), and assuming, if such consolidation, merger, sale or transfer is prior to the date upon which the Securities first become convertible, that the Securities were convertible at the time of such consolidation, merger, sale or transfer at the initial conversion price specified in Section 1402 as adjusted from the date of the issuance of the applicable Securities to such time pursuant to Section 1405. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fourteen. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


                                 ARTICLE FIFTEEN

                       Defeasance and Covenant Defeasance

Section 1501.     Applicability   of   Article;   Company's   Option  to  Effect
                  Defeasance or Covenant Defeasance.
                  ----------------------------------

                  Unless, pursuant to Section 301, provision is made that either or both of (a) defeasance of the Securities of a series under Section 1502 or
(b) covenant defeasance of the Securities of a series under Section 1503 shall not apply to the Securities of a series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Fifteen, with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1502 (if applicable) or Section 1503 (if applicable) applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Fifteen.

Section 1502.     Defeasance and Discharge.
                  -------------------------

                  Upon the Company's exercise of its option (if applicable) to have this Section 1502 applied to any series of Securities, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series, and the provisions of Article Thirteen shall cease to be effective, on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series which shall thereafter be deemed to be "Outstanding" only for the purposes of the Sections of this Indenture referred to in clauses (A) and (B) of this
Section 1502, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1504 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option under this Section 1502 notwithstanding the prior exercise of its option under Section 1503 with respect to the Securities of such series. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 1503.     Covenant Defeasance.
                  --------------------

                  Upon the Company's exercise of its option (if applicable) to have this Section 1503 applied to any series of Securities, the Company shall be released from its obligations under Section 801 (and any covenant made applicable to such Securities pursuant to Section 301), the occurrence of an event specified in Section 501(4) (with respect to Section 801 or any such covenant) (and any other Event of Default applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series and the provisions of Article Thirteen shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with
Section 801 (and any other covenant made applicable to such Security pursuant to Section 301 and any such Events of Default), but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such

Section or such other covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Notwithstanding the defeasance by the Company of its obligations under Section 801, any successor shall be required to assume the Company's obligations under Section 607 as a condition to such succession.

Section 1504.     Conditions to Defeasance or Covenant Defeasance.
                  ------------------------------------------------

                  The following shall be the conditions precedent to application of either Section 1502 or Section 1503 to the Outstanding Securities of or within such series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount (in such currency, currencies or currency units in which such Securities are then specified as payable at Maturity), or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof in an amount, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series upon the Maturity of such principal, premium, if any, or interest and (ii) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

                  (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as Sections 501(5) and 501(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any Securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or material instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 1502, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
(x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 1503, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 1502 or the covenant defeasance under Section 1503 (as the case may be) have been complied with.

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Section 1505.     Deposited Money and U.S. Government  Obligations to be Held in
                  Trust; Other Miscellaneous Provisions.
                  --------------------------------------

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 1505, the "Trustee") pursuant to Section 1504 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Thirteen.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof.


                  Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1504 which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance and discharge or covenant defeasance, as applicable, in accordance with this Article Fifteen.

Section 1506.     Reinstatement.
                  --------------

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1505 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fifteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1505; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

Section 1507.     Qualifying Trustee.
                  -------------------

                  Any trustee appointed pursuant to Section 1504 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under any agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the

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related  defeasance or covenant  defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.


                                 ARTICLE SIXTEEN

   Immunity of Incorporators, Stockholders, Officers, Directors and Employees

Section 1601.     Exemption from Individual Liability.
                  -----------------------------------

                  No recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director, or employee, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture, any supplemental indenture modifying this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, or employees, as such, of the Company or of any successor entity, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture, in any supplemental indenture modifying this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director, or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture, in any supplemental indenture modifying this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture, any supplemental indenture modifying this Indenture and the issue of such Securities.

                                      *****

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Indenture to be duly executed as of the day and year first above written.

                                   BROOKDALE LIVING COMMUNITIES, INC.


                                   By:  /s/ Darryl W. Copeland, Jr.
                                        ---------------------------
                                   Name:  Darryl W. Copeland, Jr.
                                   Title: Executive Vice President and
                                          Chief Financial Officer



                                   STATE STREET BANK AND TRUST COMPANY



                                   By:  /s/ Kathy A. Larimore
                                        ----------------------
                                   Name:  Kathy A. Larimore
                                   Title: Assistant Vice President














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